UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 15, 2017

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 15, 2017, Capricor Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing positive twelve-month results from the randomized Phase I/II HOPE clinical trial in Duchenne muscular dystrophy. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

On November 15, 2017, information related to the Company’s HOPE and ALLSTAR clinical trials was presented at the American Heart Association’s (the “AHA”) Scientific Sessions 2017. Attached hereto as Exhibit 99.2 to this Current Report on Form 8-K is a presentation presented at the AHA’s Scientific Sessions 2017 relating to the Company’s HOPE clinical trial. Attached hereto as Exhibit 99.3 to this Current Report on Form 8-K is a presentation presented at the AHA’s Scientific Sessions 2017 relating to the Company’s ALLSTAR clinical trial.

The information under Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1, 99.2, and 99.3 attached hereto are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, titled “Significant Improvements Reported in Duchenne Muscular Dystrophy Patients Treated with Capricor’s Investigational Cell Therapy”, dated November 15, 2017.

99.2	HOPE-Duchenne AHA Presentation, dated November 15, 2017.

99.3	ALLSTAR AHA Presentation, dated November 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: November 15, 2017	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer